UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2013

PREMIER BIOMEDICAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54563	27-2635666
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

970 Lake Carillon Drive, Suite 300 St. Petersburg, FL 33716 (Address of principal executive offices) (zip code)

(814) 786-8849 (Registrant’s telephone number, including area code)

____________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

Effective on June 7, 2013, we entered into a Cooperative Research and Development Agreement with the Clinical Investigation Regulatory Office U.S. Army Medical Research And Material Command (the “CRADA”) for performing medical research, development, testing and evaluation as described in a Statement of Work (“SOW”) attached thereto.

The purpose of the CRADA is to outline the terms upon which we will collaborate with the U.S. Army Medical Research and Material Command at the William Beaumont Army Medical Center (“WBAMC”) on the “Clearance of Specific Immunomodulators from Cerebrospinal Fluid via Selective Dialysis”, and more specifically targeting the prevention of suicidal ideation and clinical depression, and to assist in the creation of antibodies in order to obtain a decrease in the neuropathologic findings in traumatic brain injury. According to the SOW attached to the CRADA, patients at the WBAMC with traumatic brain injury will eventually benefit through a decrease in the neuropathologic findings in traumatic brain injury, as the study will show the efficacy of the utilization of a sequential dialysis methodology in order to achieve a reduction in pathology and symptomatology in traumatic brain injury patients.

Our obligation under the CRADA, in addition to providing the basis for the study, is to cover approximately $10,000 in costs, while the U.S. Army Medical Research and Material Command will provide equipment, material and services. The CRADA can be terminated by either party on thirty (30) days notice, with the SOW specifying that work will cease upon completion of the study, exhaustion of funds, termination, or July 31, 2016, whichever occurs first. We have the initial operation to file patent applications on all inventions jointly development during the term of the CRADA.

Section 7 – Regulation FD

Item 7.01 – Regulation FD Disclosure

On June 11, 2013, we issued a press release announcing the CRADA, attached as Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including the exhibits hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Cooperative Research and Development Agreement with U.S. Army Medical Research and Material Command

99.1	Premier Biomedical, Inc. Press Release dated June 11, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier Biomedical, Inc.

Dated: June 12, 2013	/s/ William A. Hartman
By: William A. Hartman
Its: Chief Executive Officer